UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2011 (June 20, 2011)

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On June 20, 2011, Susquehanna Bancshares, Inc. (“Susquehanna”) and Tower Bancorp, Inc. (“Tower”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Tower will be merged with and into Susquehanna (the “Merger”). As a result of the Merger, the separate corporate existence of Tower will cease and Susquehanna will continue as the surviving corporation in the Merger. In addition, under the terms of the Merger Agreement, following the execution and delivery of the Merger Agreement, Susquehanna Bank, a bank and trust company organized under the Pennsylvania Banking Code of 1965, as amended (the “PA Banking Code”), and a wholly-owned subsidiary of Susquehanna (“Susquehanna Bank”), and Graystone Tower Bank, a bank organized under the PA Banking Code and a wholly-owned subsidiary of Tower (“Graystone Bank”), will enter into an Agreement and Plan of Merger, pursuant to which Graystone Bank will merge with and into Susquehanna Bank, with Susquehanna Bank continuing as the surviving bank.

The Merger Agreement provides that Tower shareholders will have the opportunity to elect to receive in exchange for each share of Tower common stock they own immediately prior to completion of the Merger either 3.4696 shares of Susquehanna common stock or a cash payment of $28.00. Holders of more than one share of Tower common stock may elect to receive a combination of cash and common stock consideration. The Merger Agreement provides that a Tower shareholder may receive a combination of cash and shares of Susquehanna common stock that is different than what he or she may have elected, however, depending on the elections made by other Tower shareholders, in order to ensure that the total cash consideration paid to Tower shareholders at the effective time of the Merger is $88,000,000.

Tower and Susquehanna have made customary representations, warranties and covenants in the Merger Agreement, including covenants made by Tower not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.

The Merger Agreement contains certain termination rights for both Tower and Susquehanna and further provides that, upon termination of the Merger Agreement under certain circumstances, Tower may be obligated to pay Susquehanna a termination fee of $13,500,000.

Completion of the Merger is subject to a number of customary closing conditions, including obtaining regulatory approvals and the approval of the shareholders of both Susquehanna and Tower.

Upon completion of the Merger, Andrew Samuel, Chief Executive Officer and Chairman of the board of directors of Tower, and two additional individuals to be designated by Tower in consultation with Susquehanna, shall be appointed to the Boards of Directors of each of Susquehanna and Susquehanna Bank.

A copy of the Merger Agreement is being filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger, Susquehanna will file a registration statement on Form S-4 with the SEC. The registration statement will include the joint proxy statement for Susquehanna and

Tower, which will also constitute a prospectus of Susquehanna. This joint proxy statement/prospectus will be mailed to the shareholders of Susquehanna and Tower. Investors and security holders of Susquehanna and Tower are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Tower, Susquehanna and the Merger.

The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Susquehanna or Tower with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Tower by contacting Brent Smith, Tower Bancorp, Inc., 112 Market Street, Harrisburg, PA 17101, telephone: 717-724-4666 or from Tower’s web site at http://www.towerbancorp.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17543, telephone: 717-626-4721 or from Susquehanna’s web site at http://www.susquehanna.net.

Susquehanna, Tower and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of Susquehanna and Tower in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Tower in connection with the proposed Merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its joint proxy statement/prospectus filed with the SEC on March 18, 2011. You can find information about Tower’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on April 8, 2011.

Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Item 7.01	Regulation FD Disclosure.

On June 20, 2011, Susquehanna and Tower issued a joint press release announcing their entry into the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on June 21, 2011, Susquehanna discussed the proposed Merger and made a presentation during a conference call with analysts and investors. The slides for the investor presentation are attached as Exhibit 99.2 hereto. The investor presentation is being filed by Susquehanna pursuant to Rule 425 under the Securities Act of 1933, as amended, and is deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Susquehanna.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 20, 2011, between Susquehanna Bancshares, Inc. and Tower Bancorp, Inc.

99.1	Press Release, dated June 20, 2011.

99.2	Investor Presentation, dated June 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.

By:	/s/ Lisa M. Cavage
Lisa M. Cavage
Senior Vice President, Secretary and Counsel

Dated: June 21, 2011

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 20, 2011, between Susquehanna Bancshares, Inc. and Tower Bancorp, Inc.

99.1	Press Release, dated June 20, 2011.

99.2	Investor Presentation, dated June 21, 2011.